UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re DataComm Leasing Corporation                    Case No. 01-11103
                                                Reporting Period: November, 2001

                               MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's MOR-1 (CON'T)   X
     Copies of bank statements                                  X
     Cash disbursements journals                                	(1)
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                            	(1)
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  1/18/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

(1) The Company operates under one centralized accounts payable system managed and operated by General DataComm Inc. All Company related disbursements are included in the attachment to form MOR for General DataComm Inc.

Forms are reported in thousands of dollars.
                                                                       FORM MOR
                                                                         (9/99)

In re DataComm Leasing Corporation              Case No. 01-11103
          Debtor                                Reporting Period: November 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH	4    N/A      N/A    N/A		4				4
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES
ACCOUNTS RECEIVABLE           394                                     394	113		      394	113
LOANS AND ADVANCES
SALE  OF  ASSETS
OTHER  (ATTACH  LIST)
TRANSFERS  (FROM  DIP ACCTS)

-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS           394                                     394       113		     394	113
---------------------------------------------------------        --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER  (ATTACH  LIST) (a)	1					1				1

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)      182				      182	113		      182	113

PROFESSIONAL FEES
U.S. TRUSTEE  QUARTERLY FEES
COURT COSTS
------------------------------------------------------------	 --------------------------	-------------------------
TOTAL DISBURSEMENTS           183      				      183	113		      183	113
------------------------------------------------------------     --------------------------     -------------------------
NET CASH FLOW                 211				      211	  0                   211         0
(RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      --------------------------     --------------------------
CASH - END OF MONTH           215                                     215	  0                   215         0
--------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
    (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                   					  183
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                    182
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from
                 escrow accounts)                                           0
                                                                          ----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES             1

                                                                     FORM MOR-1
(a) bank fees

In re DataComm Leasing Corporation             Case No. 01-11103
         Debtor                                Reporting Period: November, 2001

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS		   215		N/A	     N/A	N/A
------------------------------------------------------------------------------
BANK BALANCE			   215
(+) DEPOSITS IN
 TRANSIT (ATTACH LIST)		     0
(-)  OUTSTANDING CHECKS
 (ATTACH LIST)		   	     0
OTHER  (ATTACH EXPLANATION)	     0
ADJUSTED BANK BALANCE *		   215
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re DataComm Leasing Corporation            Case No. 01-11103
               Debtor                         Reporting Period: November 2001

                           STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                 Cumulative
REVENUES                                              Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                          137		137
Less:  Returns and Allowances                             0		  0
Net Revenue                                             137		137
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)                        5		   5
Less: Ending Inventory
Cost of Goods Sold                                        5	           5
Gross Profit                                            132              132
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                   10		    10
Total Operating Expenses Before Depreciation              10		    10
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses         122               122
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items            122		   122
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                              0                 0
Income Taxes                                              66                66
-------------------------------------------------------------------------------
Net Profit (Loss)                                         56                56
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                     FORM MOR-2

In re DataComm Leasing Corporation                   Case No. 01-11103
           Debtor                              Reporting Period: November, 2001


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs
  Depreciation Expense					5		5

Other Operational Expenses
  Outside Services					2		2
  Miscellaneous						8               8

Other Income

Other Expenses

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  DataComm Leasing Corporation           Case No.  01-11103
              Debtor                          Reporting Period:  November, 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF          BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents               215			  5
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                       185			162
Notes Receivable
Inventories                                       1			  1
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)        2,750                   2,741
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                          3,151                   2,909
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
  (Building held for sale)
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                       0                       0
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)               8,376		     8,475
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                           8,376                   8,475
-------------------------------------------------------------------------------
TOTAL ASSETS                                11,527                  11,384
-------------------------------------------------------------------------------

                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities
 (attach schedule)				20			0
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                  20                      0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt                                 693	              693
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                 693		      693
-------------------------------------------------------------------------------
TOTAL LIABILITIES                              713		      693
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition  	   10,691	    	   10,691
Retained Earnings - Postpetition              123		        0
Adjustments to Owner Equity
  (attach schedule)- FCT
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                           10,814                  10,691
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       11,527		   11,384
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3
                                                                       (9/99)

In re: DataComm Leasing Corporation            Case No. 01-11103
               Debtor                          Reporting Period: November, 2001


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Investment in Direct Finance Leases	        305			307
  Investment in Installment Sale Leases       2,155                   2,144
  Unbilled Receivables - misc.			 56			 56
  Deferred expenses				234			234

-------------------------------------------------------------------------------
Other Assets
  Investment in Direct Finance Leases		 74			 96
  Investment in Installment Sale Leases		356			546
  Net Equip on Oper. Lease			 59			 61
  Residual Value of Leased Equipment		 11			 12
  Other						232			237
  Intercompany receivable		      7,644		      7,523

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
  DLC Receivable Billed in Advance		-11			  0
  Accrued PBO Liability - Advanta		  1			  0
  Accrued Sales Tax				  6			  0
  Accrued Other					 24			  0

Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                        (9/99)

In re DataComm Leasing Corporation             Case No. 01-11103
               Debtor                          Reporting Period: November, 2001

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-------------------------------------------------------------------------------
                      Beginning  Amount                                 Ending
                        Tax      Withheld    Amount    Date   Check No.    Tax
                      Liability or Accrued    Paid     Paid   or EFT   Liability
-------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------
Withholding	  See Note 1 below
FICA-Employee     See Note 1 below
FICA-Employer     See Note 1 below
Unemployment
Income
Other:	          N/A
-------------------------------------------------------------------------------
  Total Federal Taxes  0		0	0			    0
-------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------
Withholding       See Note 1 below
Sales             0			6	0			    6
Excise		  N/A
Unemployment	  See Note 1 below
Real Property     N/A
Personal Property 0			0	0			    0
Other:		  N/A
-------------------------------------------------------------------------------
  Total State and Local  0		6	0			    6
-------------------------------------------------------------------------------
Total Taxes		 0		6	0			    6
-------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable			6					    6
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:			       14					   14
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts       20					   20
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                         (9/99)
Note 1: The Company operates under one centralized payroll system. All payroll tax related activity applicable to DataComm Leasing Corporation is reported on form MOR-4 of General DataComm Inc.

In re DataComm Leasing Corporation         Case No. 01-11103
                        Debtor             Reporting Period: November 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  2,098
+ Amounts billed during the period                                          0
- Amounts collected during the period                                     395
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            1,703
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                           278
31 - 60 days old                                                          131
61 - 90 days old                                                          124
91+ days old                                                            1,170
Total Accounts Receivable                                               1,703
Amount considered uncollectible (Bad Debt)                              1,518
Accounts Receivable (Net)                                                 185
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide
   an explanation below.                                                     X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If
   yes, provide an explanation below.                                        X

3. Have all postpetition tax returns been timely filed?  If
   no, provide an explanation below.                                        X(1)

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                             X(2)

--------------------------------------------------------------------------------

(1) Tax returns due on 12/15 and 12/20 were completed and mailed on 12/29/01, with the exception of the State of New York and New Jersey. The Company expects to complete and mail such taxes in January 2002.

(2) All insurance coverage is purchased through General DataComm Inc.
                                                                   FORM MOR-5
                                                                       (9/99)